UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2017

THE PULSE BEVERAGE CORPORATION

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(Exact name of registrant as specified in its charter)

Nevada	000-53586	36-4691531
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(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11678 N. Huron Street

Northglenn, CO 80234

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(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (720) 382-5476

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N/A

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         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01    Changes in Registrant’s Certifying Accountant

a. Engagement of New Independent Registered Public Accounting Firm.

On May 16, 2017 the Company’s Board of Directors engaged with L&L CPAs PA of Cornelius, NC as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015, neither the Company, nor anyone in its behalf consulted L&L CPAs.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017

THE PULSE BEVERAGE CORPORATION

By:	/s/ Robert E. Yates
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Robert E. Yates, Chief Executive Officer